                            SCHEDULE 14A INFORMATION
           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[X]  Preliminary Proxy Statement
[ ]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12
[ ] Confidential, for the Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

                          DELPHI FINANCIAL GROUP, INC.

                (Name of Registrant as Specified in Its Charter)



                   (Name of Person(s) Filing Proxy Statement)


Payment of Filing Fee (Check the appropriate box):

[X]    No fee required.
[ ]    Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

       (1) Title of each class of securities to which transaction applies:



       (2) Aggregate number of securities to which transaction applies:



       (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):



       (4) Proposed maximum aggregate value of transaction:



       (5) Total fee paid:



[ ]    Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

       (1) Amount Previously Paid:



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       (4) Date Filed:

April 12, 1999



Dear Shareholder,

You are cordially invited to attend the Annual General Meeting of Shareholders of Delphi International Ltd. (the "Company") on May 10, 1999 at Marriott's Castle Harbour Hotel, Bermuda, commencing at 10:00 a.m. We look forward to greeting those shareholders who are able to attend.

At this meeting you will be asked to consider and vote upon the following:

1.   The election of directors.

2. The adoption of the consolidated financial statements of the Company for the period ended December 31, 1998 together with the auditors' report thereon.

3. The appointment of Ernst & Young as the Company's independent auditors for the fiscal year ending December 31, 1999.

4.   The approval of the Company's Director and Employee Stock Option Plan.

5. Amendment of the Company's Bye-Law 42 concerning the quorum required at General Meetings of the Company.

6. Proposals to be considered by the Company, as the holder of all outstanding voting common shares of Oracle Reinsurance Company Ltd. and O.R. Investments Ltd., at the Annual General Meetings of Oracle Reinsurance Company Ltd. and O.R. Investments Ltd.

YOUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THESE PROPOSALS.

Your vote is important. Whether or not you plan to attend the Annual General Meeting in person and regardless of the number of shares you own, we urge you to promptly complete, sign, date and return the enclosed proxy card in the envelope provided. You may attend the Annual General Meeting and vote in person even if you have previously returned your card. We look forward to meeting with you.

Sincerely,



Colin O'Connor
President & Chief Executive Officer

                            DELPHI INTERNATIONAL LTD.
              NOTICE OF 1999 ANNUAL GENERAL MEETING OF SHAREHOLDERS
                         TO BE HELD MONDAY MAY 10, 1999


Notice is hereby given that the 1999 Annual General Meeting of Shareholders (the "Meeting") of Delphi International Ltd. (the "Company") will be held at Marriott's Castle Harbour Hotel, Bermuda on May 10, 1999 commencing at 10:00 a.m. for the following purposes:

1.   To elect three Directors to serve for a term of three years.

2. To receive and adopt the consolidated financial statements of the Company for the period ended December 31, 1998 together with the auditors' report thereon.

3. To approve the recommendation by the Board of Directors that Ernst & Young be appointed as the Company's independent auditors for the fiscal year ending December 31, 1999.

4.   To approve the Company's Director and Employee Stock Option Plan.

5. To accept the recommendation of the Board of Directors that Bye-Law 42 of the Company's Bye-Laws be amended by deleting the reference therein to "30%" and by substituting therefor "33 1/3%."

6. In accordance with the Company's bye-laws, (A) to vote on a proposal to be considered by the Company, as the holder of all of the outstanding voting common shares of Oracle Reinsurance Company Ltd. ("Oracle Re"), to (i) elect three Directors to the Board of Oracle Re and (ii) to approve the recommendation of the Board of Oracle Re that the audited financial statements of Oracle Re for the period ended December 31, 1998 be approved and that Ernst & Young be appointed as the independent auditors of Oracle Re for the financial year ending December 31, 1999, and (B) to vote on a proposal to be considered by the Company, as the indirect holder of all of the outstanding voting common shares of O.R. Investments Ltd., to (i) approve the minutes of the shareholders' meeting held on February 3, 1998 (the first or statutory meeting of shareholders), (ii) elect 5 Directors to the Board of O.R. Investments Ltd., and (iii) waive the preparation of audited financial statements for the period ended December 31, 1998 of O.R. Investments Ltd. and that no auditor be appointed to the close of the next Annual General Meeting.

If you do not expect to be present at the Meeting, please sign, date and fill in the enclosed form of proxy and return it by mail in the enclosed addressed envelope. All instruments appointing proxies to be used at the Meeting must be deposited at the offices of the Company's transfer agent, First Union National Bank, Attn: Proxy Department, Shareholders Services Group, 1525 West W.T. Harris Blvd - 3C3, Charlotte, NC 28288-1153, USA or with the Secretary of the Company at the Company's offices at 11 Church Street, Hamilton HM12, Bermuda, not later than 5:00 p.m. Bermuda time on May 5, 1999. Shares represented by instruments appointing proxies that are not deposited will not be voted at the Meeting.


                                            By Order of the Board of Directors



______________________                      Nicolas Trollope
Hamilton, Bermuda                           Director & Secretary
April 12, 1999

                            DELPHI INTERNATIONAL LTD.

                                 PROXY STATEMENT

                     ANNUAL GENERAL MEETING OF SHAREHOLDERS


THIS PROXY STATEMENT IS FURNISHED IN CONNECTION WITH THE SOLICITATION BY DELPHI INTERNATIONAL LTD. (THE "COMPANY") OF PROXIES TO BE VOTED AT THE ANNUAL GENERAL MEETING OF SHAREHOLDERS (THE "MEETING") TO BE HELD ON MAY 10, 1999 AT 10:00 A.M. AT MARRIOTT'S CASTLE HARBOUR HOTEL, BERMUDA.


The close of business on March 19, 1999 has been fixed as the record date for the determination of shareholders entitled to receive notice of the Meeting and vote thereat. The Company expects to mail this proxy material to Shareholders, on or about April 12, 1999 together with a copy of the Company's Annual Report to Shareholders, including its Annual Report on Form 10-K for the period ended December 31, 1998.

The cost of soliciting proxies will be borne by the Company. The Company will reimburse brokers, custodians, nominees and other fiduciaries for their reasonable charges and expenses incurred in forwarding proxy material to beneficial owners of shares. In addition to solicitation by mail, certain officers and employees of the Company may solicit proxies personally. These officers and employees will receive no compensation other than their regular salaries.

Any person giving a proxy may revoke it by depositing an instrument in writing executed by him or by his attorney authorized in writing at the registered office of the Company at any time up to the close of business on the last business day preceding the Meeting or any adjournment thereof, with the Chairman of the Meeting or in any other manner permitted by law. All properly executed proxies, not theretofore revoked, will be voted on any poll taken at the Meeting in accordance with the instructions contained therein. If no instructions are given with respect to any particular matter, the proxy authorizes a vote in favor of such matter and it will be voted accordingly. Proxies must be duly executed and deposited at the office of the Company's transfer agent, First Union National Bank, in Charlotte or with the Secretary of the Company at the Company's office in Bermuda, prior to 5:00 p.m. Bermuda time on May 5, 1999, in order to be voted at the Meeting.


             INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

No person who has been a Director or Officer of the Company and no person who is a proposed nominee for election as a Director of the Company and no associate or affiliate of any such Director, Officer or Proposed Nominee has any material interest, direct or indirect, by way of beneficial ownership of securities or otherwise, in any matter to be acted upon at the Meeting except as may hereinafter be disclosed.


                 VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

As of March 19, 1999, the Company had outstanding 4,079,014 Common Shares, par value $0.01 per share (the "Common Shares"), entitled to be voted at the Meeting. Each holder of Common Shares of the Company is entitled to one vote per share on all matters submitted to a vote of shareholders, except that if and as long as the Controlled Shares of any person constitute 9.5% or more of the issued and outstanding Common Shares, the voting rights with respect to the Controlled Shares owned by such person shall be limited, in the aggregate, to a voting power of 9.5%, pursuant to a formula specified in the Company's Bye-Laws. "Controlled Shares" means (i) all shares of the Company directly, indirectly or constructively owned by any person within the meaning of Section 958 of the United States Internal Revenue Code of 1986 (the "Code") and (ii) all shares of the Company directly, indirectly or beneficially owned by such person within the meaning of Section 13(d) of the United States Securities Exchange Act of 1934 (the "Exchange Act") (including any shares owned by a group of persons as so defined and including any shares that would otherwise be excluded by the provisions of Section 13(d)(6) of the Exchange Act). Under these provisions, if, and so long as, any person directly, indirectly or constructively owns, within the meaning of Section 958 of the Code, Controlled Shares having more than 9.5% of the total number of votes exercisable in respect of all shares of voting stock of the Company, the voting rights attributable to such shares will be limited, in the aggregate, to 9.5% of the total number of votes. If the person solicited does not specify a choice with respect to the election of any nominee for Director, the shares will be voted "for" such nominee. Proxies marked as abstaining (including proxies containing broker non-votes) on any matter to be acted upon by shareholders will be treated as present at the Meeting for purposes of determining a quorum but will not be counted as votes cast on such matters.

As of March 19, 1999, Mr. Robert Rosenkranz, Chairman of the Board of Directors of the Company, by means of direct and indirect ownership of Common Shares, had the power to vote 1,094,996 Common Shares which, as of such date, represented 26.84% of the Common Shares. Under the bye-laws as referred to above, the voting rights attaching to these Common Shares are limited to a voting power of 9.5%.

The following table sets forth certain information regarding beneficial ownership of the Company's Common Shares as of March 19, 1999, by each person who is known by the Company to own beneficially more than 5% of the Company's Common Shares, by each of the Company's Directors and by all Executive Officers and Directors as a group. Unless otherwise indicated, each beneficial owner listed below is believed by the Company to have sole voting and dispositive power with respect to the indicated shares.

                                                                              Amount and
                                                                               Nature of          Percent
                  Name of Beneficial Owner                                     Ownership         Of Class
                  ------------------------                                     ---------         --------
         Five or greater percent owner:
              Robert Rosenkranz (1).....................................      1,094,996             26.84%
              Harold F. Ilg(1)..........................................        269,812              6.62%
              David Elenowitz(1)........................................        272,624              6.68%
         Directors and Executive Officers:..............................
              Robert Rosenkranz.........................................      1,094,996             26.84%
              Colin O'Connor............................................         30,000              0.74%
              David Ezekiel.............................................          3,000              0.07%
              Edward A. Fox.............................................         71,198              1.74%
              Nicolas G. Trollope.......................................              -                  -
              Charles P. O'Brien........................................         86,846              2.13%
              Lewis S. Ranieri..........................................        116,094              2.85%
              Thomas L. Rhodes..........................................         33,922              0.83%
              Robert M. Smith Jr........................................         51,308              1.26%
              Harold F. Ilg.............................................        269,812              6.62%
         Directors and Officers as a group (11 persons).................      2,029,800             49.76%

         -------------------------

         (1) Mr. Rosenkranz's address is c/o Delphi Capital Management, Inc., 153 East 53rd Street, New York, New York 10022. Mr. Ilg's address is c/o Safety National Casualty Corp., 2043 Woodland Parkway, Suite 200, St. Louis, Missouri 63146. Mr. Elenowitz's address is c/o Mercury Capital, Inc., 153 East 53rd Street, New York, New York 10022.



                              ELECTION OF DIRECTORS
                          (ITEM 1 OF NOTICE OF MEETING)

The Company's bye-laws provide that the Board of Directors shall be divided into three classes, which classes will be as follows: the First Class, whose initial term expires at the first Annual General Meeting of the Company's shareholders following the completion of the rights offering in January 1998; the Second Class, whose initial term expires at the second Annual General Meeting following completion of the rights offering; and the Third Class, whose initial term expires at the third Annual Meeting of the Company's shareholders following completion of the rights offering. Following their initial terms all classes of Directors shall be elected to three year terms. In accordance with the bye-laws, the three Directors comprising the First Class of Directors will be eligible for re-appointment on a three year term.

It is intended that the Common Shares represented by Proxies will be voted "for" the election of the nominees listed below, unless a contrary direction is indicated on the Proxy. While it is not expected that any of the nominees will be unable to qualify for or accept office, if for any reason any nominee shall be unable to do so, Proxies that would otherwise have been voted "for" such nominee will instead be voted "for" a substitute nominee selected by the Board.

Nominees for Director

The following sets forth information as to each nominee for election at the 1999 Annual General Meeting, including his age, positions with the Company, length of service as Director of the Company, other Directorships currently held, if any, principal occupations and employment during the past five years and other business experience.

MR. O'CONNOR (51) has served as President, Chief Executive Officer and Director of each of the Company and Oracle Re since their inception in September 1997. Mr. O'Connor served as President of Belvedere Insurance Company Ltd. for more than five years. Mr. O'Connor is a Director of Lombard Odier International Trust (Bermuda) Ltd. and Midland Management Co.

MR. O'BRIEN (62) has served as a Director of each the Company and Oracle Re since their inception in September 1997. Mr. O'Brien has served as President, Chief Executive Officer and a Director of Reliance Standard Life Insurance Company since August 1976. Mr. O'Brien also serves as President, Chief Executive Officer and a Director of First Reliance Standard Life Insurance Company and Reliance Standard Life Insurance Company of Texas. Mr. O'Brien is a Director of Delphi Financial Group, Inc. ("DFG") and Safety National Casualty Corporation.

MR. FOX (62) has served as Director of each of the Company and Oracle Re since their inception in September 1997. Mr. Fox is the Chairman of SLM Holding Corp, the parent of Sallie Mae, a financial intermediary serving the education credit market and served as the Dean of the Amos Tuck School of Business Administration at Dartmouth College from May 1990 until September 1994. From April 1973 until May 1990, Mr. Fox was President and Chief Executive Officer of Sallie Mae. Mr. Fox is a Director of DFG.


COMMITTEES OF THE BOARD OF DIRECTORS

The Executive Committee is responsible for the Company's underwriting guidelines and the review of the execution of such guidelines. The members of the Committee are Messrs Rosenkranz, Ilg, O'Connor and Smith. The Committee did not meet in 1998.

The Compensation Committee, whose membership consists of Messrs Ezekiel and Rhodes, reviews compensation of the Company's Chief Executive Officer and any discretionary grants of stock options. The Committee did not meet in 1998.

The Audit Committee is responsible for reviewing the activities of the Company's independent accountants. The Committee, whose membership consists of Messrs. Smith and Ezekiel, held one meeting during 1998.

The Board of Directors does not have a nominating committee. It is anticipated that, following the Meeting, the Board of Directors will reappoint these Committees with the same membership composition. However, the Board will consider a proposal to reconstitute the Executive Committee so as to consist of Messrs. O'Connor, Ezekiel and Trollope and to expand the powers of the Executive Committee so that, subject to certain limitations, such committee will be empowered to exercise all the powers and authorities of the Board in relation to the management and business of the Company when the Board is not in session.


DIRECTORS' ATTENDANCE

Messrs. Rosenkranz, Ezekiel, Trollope, Fox, Ilg, O'Brien, Ranieri, Rhodes and Smith attended fewer than 75% of the total number of meetings of the Board and of the applicable Committees on which such individuals served. However, all of such individuals, with the exception of Messrs. Ranieri and Rhodes, attended at least 75% of the four regular Board Meetings held in 1998.


DIRECTORS' COMPENSATION

Directors, other than Mr. Trollope, are entitled to an annual cash retainer of $10,000 for serving on the Company's Board plus expenses for each meeting attended. Subject to the approval of the Company's stock option plan at the May 1999 Annual General Meeting, a Director, unless electing otherwise in advance, is entitled to receive, in lieu of such annual cash retainer, a number of stock options determined pursuant to the formula set forth in such plan. See "Proposal to Approve the Director and Employee Stock Option Plan."

                  ADOPTION OF CONSOLIDATED FINANCIAL STATEMENTS
                          (ITEM 2 OF NOTICE OF MEETING)

The Company's Board of Directors has approved the consolidated financial statements of the Company for the period ended December 31, 1998 together with the auditors' report thereon, and two Directors of the Company have signed the balance sheet of the consolidated financial statements on behalf of the Company. The Board has unanimously recommended that the shareholders formally adopt the consolidated financial statements for the period ended December 31, 1998.

In accordance with Bermuda company law and practice, the consolidated financial statements will be laid before the Meeting and it is intended that the Common Shares represented by proxies solicited by or on behalf of the Company will be voted in favor of the adoption of the consolidated financial statements for the period ended December 31, 1998 together with the auditors report thereon, unless otherwise indicated.


                 PROPOSAL TO APPROVE THE APPOINTMENT OF AUDITORS
                          (ITEM 3 OF NOTICE OF MEETING)

The Board of Directors recommends that Ernst & Young be appointed as auditors of the Company to hold office until the next Annual General Meeting of Shareholders. Representatives of Ernst & Young are expected to be present at the Meeting and will be available to answer appropriate questions. Such representatives of Ernst & Young will also be given an opportunity to make a statement to the shareholders if they so wish.

It is intended that the Common Shares represented by proxies solicited by or on behalf of the Company will be voted in favor of the appointment of Ernst & Young as auditors of the Company and authorizing the Directors to fix their remuneration, unless otherwise indicated.


         PROPOSAL TO APPROVE THE DIRECTOR AND EMPLOYEE STOCK OPTION PLAN
                          (ITEM 4 OF NOTICE OF MEETING)

The Company's Board of Directors has adopted the Director and Employee Stock Option Plan (the "Plan"), subject to shareholder approval. The Plan is being submitted to the shareholders of the Company for approval. The following summary describes the material terms of the Plan, but is qualified in its entirety by reference to the full text of the Plan which is annexed to this Proxy Statement as Exhibit A.

The purpose of the Plan is to attract and retain Directors, employees and other eligible persons, motivate such persons, provide competitive incentive opportunities, further align such persons' interests with those of the Company's shareholders and increase their proprietary interest in the Company. The Plan is administered by a Committee (the "Committee") appointed by the Company's Board of Directors, which may consist of the full Board of Directors. The Committee will have the authority and discretion to interpret the Plan, to establish, amend, and rescind any rules and regulations relating to the Plan, to determine the terms and provisions of any agreements made pursuant to the Plan, and to make all other determinations that may be necessary or advisable for the administration of the Plan.

The following persons are eligible to participate in the Plan: Directors, employees of the Company and its subsidiaries, Members of the Board of Directors of any of the Company's subsidiaries, and any other person who in the Committee's judgement can make substantial contributions to the long-term profitability and value of the Company or its subsidiaries.

The Plan provides for the grant of options ("Options") to purchase shares of common stock of the Company ("Shares"). The Plan provides for an automatic annual grant of Options to Directors and for discretionary Option grants for those employees, Directors and other eligible persons designated by the Committee.

Directors who do not elect otherwise will receive non-qualified Options as of the date of adoption of the Plan, and as of the date they are elected, re-elected or appointed to the Board of Directors of the Company, in lieu of the annual cash retainer for serving as a Director (the "Retainer Amount"). The number of Shares subject to the Options will be determined in accordance with the following formula: Number of Option Shares = (Retainer Amount multiplied by 3), divided by the fair market value of a Share on the grant date.

A grant of an Option entitles the optionee to purchase from the Company a specified number of Shares at an option price per Share equal to 100% of the fair market value of a Share on the date of grant. In the discretion of the Committee, the Options granted to an employee may be either non-qualified stock options ("NQSOs") or incentive stock options ("ISOs"). The Options granted to non-employee Directors and other eligible persons shall only be NQSOs.

The automatic Director Option grants shall become exercisable in four substantially equal installments on the 90, 180, 270 and 360-day anniversaries of the date of grant. The discretionary Option grants shall be exercisable in accordance with the terms established by the Committee. Upon a change in control (as defined in the Plan) all outstanding Options will become fully exercisable.

The expiration date of Options granted to Directors will be the tenth anniversary of the date of grant, except in the case of termination for cause. The expiration date of Options granted to employees and other eligible persons shall be established by the Committee at the time of grant, provided that the expiration shall not be later than the tenth anniversary of the date of grant. Additionally, in the case of Options granted to employees, the expiration date will occur, if earlier, upon the one-year anniversary of termination for death or disability, the three-year anniversary of retirement, or the three-month anniversary of any other termination.

The full purchase price of each Share acquired upon the exercise of any Option shall be paid at the time of exercise. Except as otherwise determined by the Committee, the purchase price shall be payable in cash or in Shares or in any combination thereof. NQSOs are transferable to family members at the discretion of the Committee.

The Plan is effective as of the date it was approved by the Board of Directors, subject to shareholder approval. The Plan may be amended or terminated by the Company's Board of Directors at any time, provided that no amendment or termination may adversely affect the rights of optionees under outstanding Options.

The aggregate number of Shares available under the Plan is 300,000. The Plan provides for adjustments to the number of Shares available under the Plan and to outstanding Options to reflect stock dividends, stock splits, recapitalizations and other corporate events.

                                NEW PLAN BENEFITS

                                                                                  Number of Shares
         Name and Position.                                                       Subject to Option
         Robert Rosenkranz -Chairman of the Board                                       1,644
         Colin O'Connor - President,Chief Executive
                           Officer and Director                                         1,644
         David Ezekiel - Vice President and Director                                    1,644
         Nicolas G. Trollope - Secretary and Director                                   1,644
         Edward A. Fox - Director                                                       1,644
         Harold F. Ilg - Director                                                       1,644
         Charles P. O'Brien - Director                                                  1,644
         Lewis S. Ranieri - Director                                                    1,644
         Thomas L. Rhodes - Director                                                    1,644
         Robert M. Smith, Jr. - Director                                                1,644


United States Federal Income Tax Consequences

The following is a summary of the federal income tax consequences to optionees in the Plan who are subject to United States federal income taxation, based upon current provisions of the Internal Revenue Code of 1986, as amended (the "Code") and the regulations and rulings thereunder, and does not address the consequences under state or local or any other applicable tax laws. The Company is not subject to United States federal income taxes.

In general, the grant of an Option will not be a taxable event to the recipient. The tax consequences associated with the exercise of an Option and the subsequent disposition of Shares acquired on the exercise of such option depend on whether the Option is an ISO or a NQSO.

Upon the exercise of a NQSO, the participant will recognize ordinary taxable income equal to the excess of the fair market value of the Shares received upon exercise over the exercise price. Any gain or loss upon a subsequent sale or exchange of the Shares will be capital gain or loss. If the holding period for the shares is not more than one year, the gain or loss will be short-term capital gain or loss. Short-term capital gain is taxable at the same rates as ordinary income. If the holding period is more than one year, the gain or loss will be long-term capital gain or loss.

Generally, upon exercise of an ISO, a participant will not recognize ordinary taxable income. If, however, the ISO is not exercised until the participant is no longer an employee and three months have elapsed following termination of employment (longer, in the case of disability or death) the exercise will be treated as the exercise of a NQSO. Also, an ISO will be treated as a NQSO to the extent it (together with other ISOs granted by the Company and its parent and subsidiaries, if any) first becomes exercisable in any calendar year for stock having a fair market value, determined as of the date of grant, in excess of $100,000. If shares acquired upon exercise of an ISO are sold or exchanged more than one year after the date of exercise and more than two years from the date of grant of the Option, any gain or loss will be long-term capital gain or loss. If shares acquired upon exercise of an ISO are disposed of prior to the expiration of these one-year and two-year holding periods (a "disqualifying disposition"), the participant will recognize ordinary income at the time of disposition, in an amount equal to the excess of the fair market value of the shares on the date of exercise over the exercise price (or, in certain circumstances, the gain on sale, if less). Any additional gain will be treated as capital gain, long-term or short-term, depending on how long the shares have been held. Although the exercise of an ISO as described above would not produce ordinary taxable income to the participant, it would result in an increase to the participant's alternative minimum taxable income and may result in an alternative minimum tax liability.


                    PROPOSAL TO APPROVE AMENDMENT TO BYE-LAWS
                          (ITEM 5 OF NOTICE OF MEETING)

Bye-Law 42 currently reads as follows:

"No business shall be transacted at any General Meeting unless it shall have been properly brought before the Annual or Special General Meeting in accordance with Bye-Law 40(2) hereof and a quorum is present when the Meeting proceeds to business, but the absence of a quorum shall not preclude the appointment, choice or election of a chairman which shall not be treated as part of the business of the Meeting. Save as otherwise provided in these Bye-Laws, at least two Members representing not less than 30% of the outstanding shares carrying the right to vote in the Company, represented in person or by proxy, shall constitute a quorum for all purposes."

In August 1998, the Company's Common Shares were admitted to trading on the Nasdaq National Market. In order to comply with Nasdaq's requirements regarding the minimum quorum for shareholder meetings, the Company's Board has approved, and proposes for approval by the Company's shareholders, the amendment of this bye-law by deleting the reference therein to "30%" and by substituting therefor "33 1/3%."


                     APPROVAL OF ACTIONS AT SUBSIDIARY LEVEL
                          (ITEM 6 OF NOTICE OF MEETING)

In accordance with the bye-laws of the Company, with respect to any matter required to be submitted to a vote of the shareholders of a subsidiary (as that term is defined in the bye-laws), the Company is required to submit a proposal relating to such matter to the shareholders of the Company who will vote at a General Meeting with respect to such matter in accordance with the bye-laws and the shareholders of the Company shall be entitled to all of the voting rights with respect to the shares of the subsidiary. For these purposes, the Company has two subsidiaries, Oracle Reinsurance Company Ltd. and O.R. Investments Ltd.

Shareholder approval is being sought to authorize any one Director of the Company to execute unanimous written consents of the shareholders of Oracle Reinsurance Company Ltd. and O.R. Investments Ltd. relating to their respective annual statutory meetings as follows:

In the case of Oracle Re, the unanimous written consent will contain two resolutions: (1) that Messrs. Colin O'Connor, Charles P. O'Brien and Edward A. Fox be re-elected for a further three year term in accordance with the bye-laws of Oracle Re and (2) that the audited financial statements of Oracle Re for the period ended December 31,

1998 be approved and that Ernst & Young be appointed as the Company's independent auditors for the financial year ending December 31, 1999.

In the case of O.R. Investments Ltd., the unanimous written consent will contain three resolutions: (1) that the minutes of the statutory meeting of shareholders dated February 3, 1998 be approved, (2) that Messrs. Robert Rosenkranz, Robert
M. Smith, Jr., Colin O'Connor, David Ezekiel and Nicolas G. Trollope be re-elected Directors of O.R. Investments Ltd. to serve until the next Annual General Meeting of the Company and that (3) O.R. Investments Ltd. waive the preparation of financial statements for the period ended December 31, 1998 and that no auditor be appointed to the close of the next Annual General Meeting.

Approval of the actions of the subsidiaries as outlined above and for the execution by any one Director of the Company of the unanimous written consents of both Oracle Reinsurance Company Ltd. and O.R. Investments Ltd. as aforesaid requires the affirmative vote of a majority of the voting common shares in the Company present in person or represented by proxy at the Meeting.


                             EXECUTIVE COMPENSATION

The Company has entered into an oral employment agreement with Mr. Colin O'Connor pursuant to which Mr. O'Connor serves as President and Chief Executive Officer of the Company.

The following table sets forth aggregate compensation paid by the Company and its subsidiaries for services rendered in all capacities to the Company and its subsidiaries during the fiscal year ended December 31, 1998.


                           SUMMARY COMPENSATION TABLE

                                Annual Compensation            Long Term Compensation
                       -----------------------------------  ------------------------------
                                                            Restricted       Securities
     Name and                                 Other Annual    Stock          Underlying          All Other
Principal Position     Year    Salary         Compensation    Award           Options           Compensation
------------------     ----  -----------    --------------- ----------     ---------------     ---------------
Colin O'Connor         1998   $150,000            $25,000             -              -                 -
President & Chief
Executive Officer
of the Company


           COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

None of the Board of Directors are "insiders" within the meaning of the Securities Act and there were no "interlocks" within the meaning of the Securities Act.

                                PERFORMANCE GRAPH

In order to further assist stockholders in analyzing disclosure on compensation, a graph comparing the total return on the Company's Common Shares to the total return on the common stock of the companies included in the Nasdaq Composite Index and the Standard & Poor's Property/Casualty Insurance Index ("S&P P/C Insurance Index") has been provided. The performance graph should be analyzed in connection with the tables on the preceding pages detailing the payment of compensation. The graph assumes $100 was invested in the Company's Common Shares and the indices reflected therein on January 27, 1998, the date the rights offering of the Company's Common Shares was completed, and reflects the value of that investment through December 31, 1998.

             COMPARISON OF TOTAL RETURN AMONG DELPHI INTERNATIONAL,
               NASDAQ COMPOSITE INDEX AND S&P P/C INSURANCE INDEX

                                     [GRAPH]

                                                                 01/27/1998        12/31/1998
                                                                 ----------        ----------
                          Delphi International                       100              171
                          Nasdaq Composite Index                     100              143
                          S&P P/C Insurance Index                    100               95



                        REPORT ON EXECUTIVE COMPENSATION

Compensation of the Company's Executive Officer (including the named Executive Officer) is supervised by the Compensation Committee of the Board of Directors. The objective of the Company's compensation program is to provide a total compensation package that will enable the Company to attract, motivate and retain outstanding individuals and to reward such individuals for increasing levels of profit and shareholder value.


        STOCK OPTION AND COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS

                        David Ezekiel    Thomas L. Rhodes

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

INVESTMENT ADVISORY AGREEMENT

The allocation of the Company's assets to the strategies and among investment managers within the strategies is performed by Acorn Advisory Capital L.P. (the "Investment Advisor") pursuant to an investment advisory agreement (the "Investment Advisory Agreement"). This agreement provides for the payment to the Investment Advisor of a fee equal to 50 basis points of assets under management. The Investment Advisor has to date waived the fee under the Investment Advisory Agreement and has at its option the ability to waive future fees, although there can be no assurance that it will do so. In addition, the Investment Advisory Agreement allows the Investment Advisor to defer payment of its fee, although there can be no assurance that it will do so. Mr. Rosenkranz, Chairman of the Board of Directors of the Company and Oracle Re, may be deemed to be the beneficial owner of substantially all of the Investment Advisor.

The initial term of the Investment Advisory Agreement ended on December 31, 1998. The agreement has been renewed until December 31, 2000. Termination is subject to notice 60 days prior to the end of the then-current term by either the Company or the Investment Advisor.


AGREEMENT WITH INTERNATIONAL ADVISORY SERVICES LTD. (IAS)

The Company has engaged IAS to provide certain management and administrative services to the Company. David Ezekiel, Vice President and Director of the Company and Oracle Re, is the President and Managing Director of IAS. These services include underwriting support and administration, preparation of financial statements, liaison with auditors, legal advisors and other service providers, together with such other duties as may be agreed upon.


DELPHI FINANCIAL GROUP, INC.

During 1998, the Company, through its wholly owned subsidiary, Oracle Reinsurance Company Ltd., entered into various reinsurance agreements with subsidiaries of DFG of which Mr. Rosenkranz is Chairman of the Board, President and Chief Executive Officer and beneficially owns or has the power to vote 100% of the shares of the Class B Common Stock and of which Messrs Fox, O'Brien, Ranieri, Rhodes and Smith also serve as Directors. Under these agreements, approximately $101.5 million of group employee benefit reserves ($35 million of long-term disability insurance reserves and $66.5 million of net excess workers' compensation and casualty reserves) were ceded to Oracle Re. Also in 1998, DFG and certain of its subsidiaries purchased subordinated notes from the Company with an aggregate principal amount of $40 million of which a $10 million note was sold by DFG to an unrelated party prior to December 31, 1998. Such notes bear interest at the rate of 9% per annum (which, during any five years, may be paid in additional notes bearing the same terms in lieu of cash) and mature in full in January 2028.


                         FINANCIAL STATEMENTS AVAILABLE

Consolidated financial statements for Delphi International Ltd. are included in the Company's 1998 Annual Report on Form 10-K for the period ended December 31, 1998 which is being mailed together with this Proxy Statement. Additional copies of the Form 10-K and the Annual Report to shareholders may be obtained without charge by submitting a written request to the Investor Relations Department, Delphi International Ltd, Chevron House, 11 Church Street, Hamilton, Bermuda.


             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

To the Company's knowledge, based solely on its review of Forms 3, 4 and 5 and amendments thereto furnished to the Company pursuant to Section 16 of the Securities Exchange Act of 1934 and other information obtained from such persons, all persons subject to these reporting requirements filed the required reports on a timely basis.

                              SHAREHOLDER PROPOSALS

Pursuant to the Company's Bye-Laws, resolutions intended to be presented by shareholders for action at the 2000 Annual General Meeting must comply with the provisions of the Bermuda Companies Act, 1981 (the "Companies Act") and the Bye-Laws and be deposited at the Company's head office not later than six weeks prior to the 2000 Annual General Meeting.

Pursuant to United States securities law regulations, proposals intended to be presented by shareholders for action at the 2000 Annual Meeting must comply with such regulations and be received by the Secretary of the Company not later than December 1, 1999 in order to be considered for inclusion in the Company's proxy statement relating to such meeting.

                                     By Order of the Board of Directors



                                     Nicolas Trollope
                                     Director & Secretary

                                                                       EXHIBIT A

                         DELPHI INTERNATIONAL LTD. 1998
                     DIRECTOR AND EMPLOYEE STOCK OPTION PLAN


                                    SECTION 1
                                    GENERAL

         1.1 Purpose. The Delphi International Ltd. 1998 Director and Employee Stock Option Plan (the "Plan") has been established by Delphi International Ltd. (the "Company") to:

(a)      attract and retain the services of Directors, Employees and Eligible
         Persons;

(b) motivate participating Optionees, by means of appropriate incentives, to achieve long-range goals;

(c)      provide competitive incentive compensation opportunities;

(d) further align Optionees' interests with those of the Company's shareholders through compensation that is based on the Company's common stock; and

(e) to increase the proprietary interest in the Company of Optionees whose continued services are important to the continued success of the Company, thereby providing them with additional incentive to continue to provide such services;

and thereby promote the long-term financial interests of the Company and the Related Companies, including the growth in value of the Company's equity and enhancement of long-term shareholder return.

         1.2 Participation. Subject to the terms and conditions of the Plan, the Committee shall determine and designate, from time to time, from among the Directors, Employees and Eligible Persons, those persons who will be granted one or more Options under the Plan. In addition, Directors shall receive Options under the Plan in accordance with the formula set forth in subsection 2.3. Except as otherwise agreed by the Committee and the Optionee, or except as otherwise provided in the Plan, a grant of an Option under the Plan shall not affect any previous grant under the Plan or a grant under any other plan maintained by the Company or any Related Company.

         1.3 Operation and Administration; Definitions. The operation and administration of the Plan, including grants made under the Plan, shall be subject to the provisions of Section 3. Capitalized terms used in this Plan shall be defined as set forth in Section 7 or elsewhere in the Plan.


                                   SECTION 2
                               TERMS OF THE PLAN

         2.1 Definitions. The grant of an Option under this Plan entitles the Optionee to purchase Shares at a price fixed at the time the Option is granted subject to the terms of this Plan. Options granted under this Plan to Directors and Eligible Persons shall be Non-Qualified Stock Options. Options granted under this Plan to Employees may be either Incentive Stock Options or Non-Qualified Stock Options, as determined in the discretion of the Committee. An "Incentive Stock Option" is an Option that is intended to satisfy the requirements applicable to an "incentive stock option" as described in section 422(b) of the Code. A "Non-Qualified Stock Option" is an Option that is not intended to satisfy such requirements.

         2.2 Eligibility. The persons who shall be eligible to receive Options under this Plan shall be Directors, Employees, and Eligible Persons.

         2.3 Annual Director Options. Options shall automatically be granted to each Director on the effective date of the adoption by the Board of this Plan and, thereafter, the first business day following each date on which such Director is elected, re-elected or appointed, as applicable, to the Board (each such date, a "Grant Date"), in lieu of the Retainer Amount that such Director would be entitled to receive for serving on the Board in the period from the Grant Date up to the date of the Company's next following annual meeting of stockholders, exclusive of meeting fees, fees for serving on any committee of the Board, or fees associated with any other services provided to the Company or any Related Company. Such Options will be exercisable for the nearest number of whole Shares determined pursuant to the following formula: Number of Option Shares = (Retainer Amount multiplied by 3), divided by (the Fair Market Value of a Share on the Grant Date). Notwithstanding the foregoing, Options will not be granted to a Director on a Grant Date pursuant to this subsection 2.3 if such Director files with the Secretary of the Company, on or prior to the commencement of the calendar year in which such Grant Date is to occur, a written election not to receive Options in lieu of the Retainer Amount (other than the Grant Date following the date on which such Director is first elected or appointed, in which case such election may be made at any time prior to such Grant Date).

         2.4 Discretionary Options. The Committee shall designate the Employees, Eligible Persons and, without limiting the operation of subsection 2.3, Directors to whom Options are to be granted under this Plan and shall determine the number of Shares to be subject to each such Option.

         2.5 Price. The determination and payment of the purchase price of a Share under each Option granted under this Plan shall be subject to the following:

(a) The purchase price of options granted under subsection 2.3 shall be no less than one hundred percent (100%) of the Fair Market Value of a Share as of the date on which the Option is granted. If the Shares did not trade on the date on which the Option is granted, the purchase price shall be one hundred percent (100%) of the Fair Market Value of a Share on the last business day preceding the date of the grant on which the Shares traded.

(b) The purchase price of options granted under subsection 2.4 shall be no less than one hundred percent (100%) of the Fair Market Value of a Share as of the date on which the Option is granted. If the Shares did not trade on the date on which the Option is granted, the purchase price shall be no less than one hundred percent (100%) of the Fair Market Value of a Share on the last business day preceding the date of the grant on which the Shares traded.

(c) The full purchase price of each Share purchased upon the exercise of any Option shall be paid at the time of such exercise and, as soon as practicable thereafter, the Shares so purchased shall be delivered to the person entitled thereto.

(d) The purchase price shall be payable in cash or in Shares (valued at Fair Market Value as of the date of exercise), any combination thereof, or such other consideration as may be acceptable to the Committee, including but not limited to any acceptable financing arrangements.

         2.6 Incentive Stock Options. The Committee shall cause any Option that is intended to qualify as an Incentive Stock Option to state such intention, and shall provide for such terms with respect thereto as may be necessary for such Option to so qualify. To the extent that the aggregate fair market value of Shares with respect to which Incentive Stock Options are exercisable for the first time by any individual during any calendar year (under all plans of the Company and all Related Companies) exceeds the maximum permitted under section 422 of the Code, such options shall be treated as Non-Qualified Stock Options.

         2.7 Exercise. Except as otherwise expressly provided in this Plan, an Option granted under this Plan shall be exercisable in accordance with the following terms of this subsection 2.6:

(a) Options granted pursuant to subsection 2.3 shall become exercisable in four substantially equal installments (without taking into account any fractional shares) on the dates which follow the date of the grant by 90, 180, 270 and 360 days, respectively.

(b) The terms and conditions relating to exercisability of an Option granted pursuant to subsection 2.4 shall be established by the Committee.

         2.8 Post-Exercise Limitations. The Committee may in its discretion, in connection with and at the time of the grant of an Option, impose such restrictions on Shares acquired pursuant to the exercise of such Option as it determines to be desirable.

         2.9 Expiration Date. The Expiration Date of an Option shall be determined in accordance with the following:


(a) With respect to Options granted to Directors, the Expiration Date shall be the ten-year anniversary of the date on which the Option is granted, regardless of whether service on the Board continues, provided however, that if the Optionee's Date of Termination occurs by reason of any act of (a) fraud or intentional misrepresentation or (b) embezzlement, misappropriation or conversion of assets or opportunities of the Company, or any unauthorized disclosure or confidential information or trade secrets of the Company, the Expiration Date shall be the Date of Termination.

(b) With respect to Options granted to Employees, the Expiration Date shall be established by the Committee at the time of grant, provided however, that the Expiration Date with respect to any Option shall not be later than the earliest to occur of: (i) the ten-year anniversary of the date on which the Option is granted; (ii) if the Optionee's Date of Termination occurs by reason of death or Disability, the one-year anniversary of such Date of Termination; (iii) if the Optionee's Date of Termination occurs by reason of Retirement, the three year anniversary of such Date Of Termination; or (iv) if the Optionee's Date of Termination occurs for reasons other than Retirement, death or Disability, the three-month anniversary of such Date of Termination. The Committee shall, at the time of grant or thereafter, in its sole discretion, have the authority to extend the Expiration Date of an Option that would otherwise occur due to any of the events described in clauses (ii), (iii) and (iv) of the immediately preceding sentence.

(c) With respect to Options granted to Eligible Persons, the Expiration Date or manner of determination thereof shall be established by the Committee at the time of grant, provided however, that such date shall not be later than the ten-year anniversary of the date on which the Option is granted.

Notwithstanding anything contained in this subsection 2.9, Options which are not exercisable on the Date of Termination shall expire immediately.

         2.10 Modification. Subject to the terms and conditions and within the limitations of the Plan, the Committee may modify, extend or renew outstanding Options granted under the Plan, or accept the surrender of outstanding Options (to the extent not theretofore exercised), except that no modification of an Option shall, without the consent of the Optionee, adversely affect any rights under any Option theretofore granted under the Plan.


                                    SECTION 3

                          OPERATION AND ADMINISTRATION


         3.1 Effective Date. Subject to the approval of the shareholders of the Company at the Company's next following annual meeting of shareholders, the Plan shall be effective as of the date on which it is adopted by the Board, provided however, that to the extent that Options are granted under the Plan prior to its approval by shareholders, such Options shall be contingent upon approval of the Plan by the shareholders of the Company. The Plan shall be unlimited in duration and, in the event of Plan termination, shall remain in effect as long as any Options granted hereunder are outstanding, provided however, that no new Options shall be granted under the Plan after the tenth anniversary of the Effective Date.

         3.2 Shares Subject to Plan. The Shares with respect to which Options may be granted under the Plan shall be currently authorized but unissued shares, or shares purchased in the open market by the Company or a direct or indirect wholly owned subsidiary of the Company. The number of Shares available for grants of Options under the Plan on any date shall, subject to adjustment in accordance with subsection 3.4, equal: (a) 150,000 Shares, less (b) any Shares then having been delivered pursuant to Options under the Plan, and any Shares subject to any outstanding Options under the Plan. No reduction shall be made in the number of Shares available under this subsection 3.2 for any Shares subject to Options previously granted under the Plan to the extent that such Options have lapsed, expired or otherwise terminated prior to exercise.

         3.3 Administration. The authority to administer the Plan shall be vested in a committee of the Board (the "Committee") in accordance with Section
5. Such Committee may, but need not, consist of the full Board.

         3.4 Adjustments to Shares.

(a) If the Company shall effect any subdivision or consolidation of Shares or other capital readjustment, stock dividend, stock split, combination of Shares or recapitalization or other increase or reduction of the number of Shares outstanding without receiving compensation therefor in money, services or property, then each of the (i) number of Shares available under the Plan; (ii) number of Shares available under any limits; (iii) number of Shares subject to outstanding Options; and (iv) per-Share price under any outstanding Option shall automatically be proportionately adjusted accordingly.

(b) If the Company is reorganized, merged or consolidated, is party to a plan of exchange or sells all or substantially all of its assets, and as a result the shareholders of the Company receive any shares of stock or other securities or property, or the Company shall distribute securities of another corporation to its shareholders, there shall be substituted for the Shares subject to outstanding Options an appropriate number of shares of each class of stock or amount of other securities or property which were distributed to the shareholders of the Company in respect of such Shares, in each case as determined by the Committee, provided however, that the Committee determines that such substitution would not be fully consistent with the purposes of the Plan or the purposes of the outstanding Options under the Plan, the Committee may make such other adjustments to the Options as the Committee determines to be consistent with the purposes of the Plan and of the affected Options.

(c) The existence of this Plan and the Options granted hereunder shall not affect in any way the right or power of the Company or its shareholders to make or authorize any or all adjustments, recapitalizations, reorganizations or other changes in the Company's capital structure or its business, any merger or consolidation of the Company, any issue of debt securities or preferred or other securities having priority to or affecting the Shares or the rights thereof, the dissolution or liquidation of the Company, any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether or not of a similar character.

(d) Except as expressly provided by the terms of this Plan, the issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, for cash or property or for labor or services, either upon direct sale, upon the exercise of rights or warrants to subscribe therefor or upon conversion of shares or obligations of the Company convertible into such shares or other securities, shall not affect, and no adjustment by reason thereof shall be made with respect to, Options then outstanding hereunder.

         3.5 Compliance with Laws. Notwithstanding any other provision of the Plan, the Company shall have no obligation to issue any Shares under the Plan or make any other payment under the Plan unless such issuance or payment would comply with all applicable laws and the applicable requirements of any securities exchange or similar entity.

         3.6 Withholding. Upon the exercise of Non-Qualified Stock Options granted under the Plan, Optionees may be subject to withholding of all applicable taxes by the Company or a Related Company, which withholding obligations may be satisfied, with the consent of the Committee, through the surrender of Shares which the Optionee already owns, or to which an Optionee is otherwise entitled under the Plan.

         3.7 Transferability. Options granted under the Plan are not transferable except as designated by the Optionee by will or by the laws of descent and distribution or pursuant to a qualified domestic relations order as defined by the Code, Title I of the Employee Retirement Income Security Act, or the rules thereunder. To the extent that an Optionee who has the right to exercise an Option, the Option may be exercised during the lifetime of the Optionee only by the Optionee. Notwithstanding the foregoing provisions of this subsection 3.8, the Committee may permit Options under the Plan to be transferred to or for the benefit of the Optionee's family (including, without limitation, to a trust for the benefit of an Optionee's family), subject to such limits as the Committee may establish. In no event shall an Incentive Stock Option be transferable other than as permitted by Code Section 422.

         3.8 Option Agreement. The acceptance of an Option granted under the Plan by an Optionee shall be deemed for all purposes to constitute the agreement of the Optionee to the terms and conditions of the Plan. At the grant of such Option, the Committee may require the Optionee to enter into a written agreement with the Company in a form specified by the Committee, agreeing to the terms and conditions of the Plan and to such additional terms and conditions, or cause to be issued to the Optionee any other document or instrument containing the terms and conditions of such Option, which is not in either case inconsistent with the Plan, as the Committee may, in its sole discretion, prescribe.

         3.9 Limitation of Implied Rights.

(a) Neither an Optionee nor any other person shall, by reason of the Plan, acquire any right in or title to any assets, funds or property of the Company or any Related Company whatsoever. This Plan does not confer upon any person any right or claim to any benefit under the Plan, unless such right or claim has specifically accrued under the terms of the Plan. Except as otherwise provided in the Plan, no Option granted under the Plan shall confer upon the Optionee any right as a shareholder of the Company until the date of issuance of Shares to such person.

(b) The Plan does not constitute a contract of employment, and selection as an Optionee will not give any Employee the right to be retained in the employ of the Company or any Related Company, nor any director the right to be nominated for reelection to the board of directors of the Company or any Related Company.


                                   SECTION 4
                               CHANGE IN CONTROL

         Except as otherwise provided in the Plan or the agreement, document or instrument entered into or issued pursuant to subsection 3.8 relating to the applicable Option, upon the occurrence of a Change in Control all outstanding Options shall become fully exercisable.


                                   SECTION 5
                                   COMMITTEE

         5.1 Selection of Committee. The Committee shall be selected by the Board, and shall consist of not less than two members of the Board or such greater number as may be required for compliance with SEC Rule 16b-3. The Committee may, but need not, consist of the full Board.

         5.2 Powers of Committee. The authority to manage and control the operation and administration of the Plan shall be vested in the Committee, which shall have the powers and authority provided in the Plan. The Committee will have the authority and discretion to interpret the Plan, to establish, amend, and rescind any rules and regulations relating to the Plan, to determine the terms and provisions of any agreements made pursuant to the Plan, and to make all other determinations that may be necessary or advisable for the administration of the Plan. Any interpretation of the Plan by the Committee and any decision made by it under the Plan is final and binding on all persons.

         5.3 Delegation by Committee. Except to the extent prohibited by the provisions of SEC Rule 16b-3, applicable local law, the applicable rules of any stock exchange, or any other applicable rules, the Committee may allocate all or any portion of its responsibilities and powers to any one or more of its members and may delegate all or any part of its responsibilities and powers to any person or persons selected by it. Any such allocation or delegation may be revoked by the Committee at any time.

         5.4 Liability and Indemnification of Committee. No member or authorized delegatee of the Committee shall be liable to any person for any action taken or omitted in connection with the administration of the Plan unless attributable to his own fraud or willful misconduct; nor shall the Company nor any Related Company be liable to any person for any such action unless attributable to fraud or willful misconduct on the part of a director or employee of such company. The Committee, the individual members thereof, and persons acting as the authorized delegatees of the Committee under the Plan, shall be indemnified by the Company and the Related Companies, to the fullest extent permitted by law, against any and all liabilities, losses, costs and expenses (including legal fees and expenses) of whatsoever kind and nature which may be imposed on, incurred by or asserted against the Committee or its members or authorized delegatees by reason of the performance of a Committee function if the Committee or its members or authorized delegates did not act in bad faith or in willful violation of the law or regulation under which such liability, loss, cost or expense arises.

                                    SECTION 6

                           AMENDMENT AND TERMINATION


         The Board may, at any time, amend or terminate the Plan, provided that, subject to subsection 3.4, no amendment or termination may adversely affect the rights of any Optionee or beneficiary under any Option granted under the Plan prior to the date of such amendment or termination.


                                    SECTION 7

                                  DEFINED TERMS

         For purposes of the Plan, the terms listed below shall be defined as follows:

(a)      Board shall mean the Board of Directors of the Company.

(b) Change in Control shall mean the occurrence of any one of the following events: (i) the individuals who, as of the effective date of the Plan, constitute the Board (the Board, as constituted on the Effective Date, the "Incumbent Board"), cease for any reason to continue to constitute at least a majority of the directors constituting the Board, provided that any person becoming a director subsequent to the Effective Date of the Plan whose election, or nomination for election by the Company's shareholders, was approved by a vote of at least three-quarters (3/4) of the then directors who are members of the Incumbent Board (other than an election or nomination of an individual whose initial assumption of office is (A) in connection with the acquisition by a third person, including a "group" as such term is used in Section 13(d)(3) of the 1934 Act, of beneficial ownership, directly or indirectly, of 20% or more of the combined voting securities ordinarily having the right to vote for the election of directors (unless such acquisition of beneficial ownership was approved by a majority of the Board who are members of the Incumbent Board), or (B) in connection with an actual or threatened election contest relating to the election of the directors, as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the 1934 Act) shall be, for purposes of this Plan, considered as though such person were a member of the Incumbent Board; or (2) the approval by the stockholders of a merger, consolidation, recapitalization or reorganization of the Company, reverse split of any class of voting securities of the Company, or an acquisition of securities or assets by the Company, or the sale or disposition by the Company of all or substantially all of the Company's assets, or if any such transaction is consummated without stockholder approval, other than any such transaction in which the holders of outstanding voting securities of the Company immediately prior to the transaction receive, with respect to such voting securities, voting securities of the surviving or transferring entity representing more than 60 percent of the total voting power outstanding immediately after such transaction, with the voting power of each such continuing holder relative to other such continuing holders not substantially altered in the transaction; or (3) the approval by the stockholders of the Company of a plan of complete liquidation of the Company.

(c) Code means the Internal Revenue Code of 1986, as amended from time to time. A reference to any provision of the Code shall include reference to any successor provision of the Code.

(d) Date of Termination shall mean (i) with respect to an Employee, the date on which his employment with the Company and all Related Companies terminates for any reason; and (ii) with respect to a Director, the date on which his service on the Board terminates for any reason.

(e)      Directors shall mean members of the Board.

(f) Disability. An Optionee shall be considered to have a "Disability" during the period in which he is unable, by reason of a medically determinable physical or mental impairment, to perform the requirements of his position with the Company or a Related Company, which condition, in the opinion of a physician selected by the Committee, is expected to have a duration of not less than 120 days.

(g) Effective Date shall be the date on which the Plan is adopted by the Board.

(h) Eligible Persons shall mean members of the boards of directors of any of the Related Companies, and any other persons other than Directors and Employees who, in the Committee's judgment, can make substantial contributions to the long-term profitability and value of the Company or any Related Company.

(i) Employees shall mean employees of the Company and the Related Companies, whether or not such persons are directors of the Company or a Related Company.

(j) Expiration Date shall mean the date after which the Option is no longer exercisable.

(k) Fair Market Value shall mean as to a Share as of any date, the price at which the last trade of a Share occurred on such date, as reported on the Electronic Bulletin Board of the National Association of Securities Dealers, Inc., provided however, that if the Share is listed for trading on the NASDAQ National Market System ("NASDAQ") or any stock exchange, such price shall instead be the closing price of the Share as reported through NASDAQ or such stock exchange, as applicable.

(l)      1934 Act shall mean the Securities Exchange Act of 1934, as amended.

(m) Option shall mean any Incentive Stock Option or Non-Qualified Stock Option granted under the Plan.

(n) Related Companies shall mean any company during any period in which it is a "subsidiary corporation" (as that term is defined in Code section 424(f)) with respect to the Company or with respect to any subsidiary of the Company.

(o) Retainer Amount shall mean the amount of cash which a director of the Company is entitled to receive for serving as a director.

(p) Retirement shall mean the occurrence of an Employee's Date of Termination with the consent of the Optionee's employer after the Employee is eligible for early retirement or normal retirement.

(q)      SEC shall mean the United States Securities and Exchange Commission.

(r) Shares shall mean shares of the Company's common stock, par value $.01 per share.

Gender and Number. Where the context admits, words in either gender shall include the other gender, words in the singular shall include the plural and the plural shall include the singular.


                                    SECTION 8

                                 GOVERNING LAW

         This Plan is governed by and shall be construed in accordance with the law of Bermuda.

                            DELPHI INTERNATIONAL LTD.




         Dear Shareholder,

         Please take note of the important information enclosed with this Proxy. Your vote counts, and you are strongly encouraged to exercise your right to vote your shares.

         Please mark the boxes on this proxy card to indicate how your shares will be voted. Then sign the card, detach it and return your proxy vote in the enclosed postage paid envelope.

         Your vote must be received prior to the 1999 Annual General Meeting of Shareholders, scheduled to be held on May 10, 1999.

         Thank you in advance for your prompt consideration of these matters.


         Sincerely,

         Delphi International Ltd.

                              FOLD AND DETACH HERE
--------------------------------------------------------------------------------

                            DELPHI INTERNATIONAL LTD.

The undersigned stockholder hereby appoints Colin O'Connor as attorney or proxy, with full power of substitution, and hereby authorizes him to represent and vote in the manner designated on the reverse side of this card (or, if no designation is made, as provided below), all of the Common Shares of Delphi International Ltd. (the "Company") held of record by the undersigned at the close of business on March 19, 1999 at the Company's 1999 Annual General Meeting of Shareholders scheduled t o be held on May 10, 1999 at 10:00 a.m., or any adjournments or postponements thereof.

The undersigned acknowledges receipt of the Company's Annual Report on Form 10-K for the period ended December 31, 1998, Notice of 1999 Annual General Meeting of Shareholders and Proxy Statement dated April 12, 1999, and grants authority to each of said proxies or their substitutes, and ratifies and confirms all that said proxies may lawfully do in the undersigned's name, place and stead.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF DELPHI INTERNATIONAL LTD. and, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted "FOR" all nominees for Director and "FOR" Proposal 2, Proposal 3, Proposal 4, Proposal 5, and Proposal 6.

                                    SIGNED: ____________________________________


                                    SIGNED: ____________________________________



                                    Please sign exactly as your name(s)
                                    appear(s) hereon. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation or partnership, this signature should be that of an authorized officer who should state his or her title.

                                    DATED: _____________________________________

                                    IMPORTANT: Please mark, sign and date this proxy and return it promptly in the enclosed envelope. No postage is required if mailed in the United States.

                              FOLD AND DETACH HERE
--------------------------------------------------------------------------------

1. Election of Directors.

   [ ] FOR all nominees listed                                   [ ]  WITHHOLD AUTHORITY to vote for all
       (except as written on the space provided below)                nominees listed below

         Colin O'Connor        Edward A. Fox        Charles P. O'Brien

         INSTRUCTION: To withhold authority to vote for any individual nominee listed above, write that nominee's name on the space provided below.


2. Adoption of the consolidated financial statements of the Company for the period ended December 31, 1998 together with the auditors' report thereon.
     [ ] FOR                    [ ] AGAINST                  [ ] ABSTAIN

3. Appointment of Ernst & Young as the Company's independent auditors for the fiscal year ending December 31, 1999.
     [ ] FOR                    [ ] AGAINST                  [ ] ABSTAIN

4.   Approval of the Company's Director and Employee Stock Option Plan.
     [ ] FOR                    [ ] AGAINST                  [ ] ABSTAIN

5. Adoption of an amendment to the Company's Bye-Law 42 concerning the quorum required at General Meetings of the Company.
     [ ] FOR                    [ ] AGAINST                  [ ] ABSTAIN

6. Adoption of proposals to be considered by the Company, as the holder of all outstanding voting common shares of Oracle Reinsurance Company Ltd. and O.R. Investments Ltd., at the Annual General Meetings of Oracle Reinsurance Company Ltd. and O.R. Investments Ltd.
     [ ] FOR                    [ ] AGAINST                  [ ] ABSTAIN